                                                                   Exhibit 10.28


                      Incentive Stock Option Agreement
                  under the Boron, LePore & Associates, Inc.
                           Amended and Restated
                     1996 Stock Option and Grant Plan

Name of Optionee: Timothy McIntyre
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No. of Option Shares: 50,000 Shares of Common Stock
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Grant Date: 11/10/97
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Final Expiration Date: [10 years after grant date]

Option Exercise Price/Share: $22.00
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        Pursuant to the Boron, LePore & Associates, Inc. Amended and Restated 1996 Stock Option and Grant Plan (the "Plan"), Boron, LePore & Associates, Inc., a Delaware corporation (the "Company"), hereby grants to the person named above (the "Optionee"), who is an officer or full-time employee of the Company or any of its subsidiaries, an option (the "Stock Option") to purchase on or prior to the expiration date specified above (the "Expiration Date") all or any part of the number of shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), at the per share option exercise price specified above, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (the "Agreement") and in the Plan. This Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

        1. Vesting and Exercisability.
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        (a) No portion of this Stock Option may be exercised until such portion shall have vested.

        (b) Except as set forth below and in Section 6, and subject to the determination of the Compensation Committee of the Board of Directors of the Company or the Board of Directors of the Company, as applicable (the "Committee"), in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the following number of Option Shares on the date indicated:

        Incremental (Aggregate Number)
        Of Option Shares Exercisable*           Vesting Date
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        1. [50% of Grant] [50% of Total]        [1 year from Grant Date]
        2. [50% of Grant] [100% of Total]       [2 years from Grant Date]

        (c) In the event that the Optionee's Service Relationship (as hereinafter defined) with the Company and its subsidiaries terminates for any reason or under any circumstances, including the Optionee's resignation, retirement or termination by the Company, upon the Optionee's death or disability, or for any other reason, regardless of the circumstances thereof, this Stock Option shall no longer vest or become exercisable with respect to any Option Shares not vested as of the date of such termination from and after the date of such termination, and this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on such date of such termination, until the Expiration Date

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* Subject to Section 5.

was vested and exercisable on such date of such termination, until the Expiration Date contemplated by Section 1(d), except as the Committee may otherwise determine. For purposes hereof, a "Service Relationship" shall mean any relationship as an employee, part-time employee or consultant of the Company or any subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event the Optionee's status changes from full-time employee to part-time employee or consultant.

        (d) Once any portion of this Stock Option becomes vested and exercisable, it shall continue to be exercisable by the Optionee or his or her successors as contemplated herein at any time or times prior to the earlier of
(i) the date which is 12 months following the date on which the Optionee's Service Relationship with the Company and its subsidiaries terminates due to death or disability or for three months following the date on which the Optionee's Service Relationship with the Company terminates if the termination is due to any other reason or (ii) the date which is ten years after the Grant Date first above written, subject to the provisions hereof, including, without limitation, Section 6 hereof which provides for the termination of unexercised options upon completion of certain transactions as described therein (the "Expiration Date").

        (e) It is understood and intended that this Stock Option shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of any Option Shares within the one-year period beginning on the day after the day of the transfer of such Option shares to him or her, nor within the two-year period beginning on the day after the grant of this Stock Option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Option Shares within either of these periods, he or she will notify the Company within thirty (30) days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes.

        2. Exercise of Stock Option.
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        (a) The Optionee may exercise only vested portions of this Stock Option and only in the following manner: Prior to the Expiration Date (subject to
Section 6), the Optionee may deliver a Stock Option Exercise Notice (an "Exercise Notice") in the form of Appendix A hereto indicating his or her
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election to purchase some or all of the Option Shares with respect to which this Stock Option was vested at the time of such notice. such notice shall specify the number of Option Shares to be purchased.

        Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (a) in cash, by certified or bank check or other instrument acceptable to the Option Committee; or (b) either (i) in the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months, if permitted by the Committee in its discretion; or (ii) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (c) a combination of (a), (b)(i) and (b)(ii) above. Payment instruments will be received subject to collection.

        (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

        (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date, including or after such date as in contemplated by Section 6 hereof.

        3. Incorporation of Plan. Nothwithstanding anything herein to the
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contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

        4. Transferability. This Agreement is personal to the Optionee and is
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not
transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. This Stock Option may be exercised during the Optionee's lifetime only by the Optionee. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the personal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

        5. Adjustment Upon Changes in Capitalization. The shares of stock
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covered by this Stock Option are shares of Common Stock of the Company. Subject to Section 6 hereof, if the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company, whether through merger or consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. In the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this
Section 5 shall be determined by the Committee of the Company, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan resulting from any such adjustment, by the Company in its discretion may make a cash payment in lieu of fractional shares.

        6. Effect of Certain Transactions. In the case of (a) the dissolution
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or liquidation of the Company; (b) the sale of all or substantially all of the assets of the Company and its subsidiaries to another person or entity; (c) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction; (d) the sale of the outstanding stock of the Company to an unrelated person or entity; or (e) any other transaction or series of transactions where the owners of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, this Stock Option shall no longer vest except as the Committee may determine in its sole discretion and in any case this Stock Option (with respect to both vested and unvested Stock Options) shall terminate on the effective date of (or, if relevant, the record date for determining stockholders entitled to participate in) such transaction, unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise price as such parties shall agree to, and (in the case of an assumption) with references to the Company deemed to refer to such successor entity. In the event of any transaction which will result in such termination, the Company shall give to the Optionee written notice thereof at least fifteen (15) days prior to the effective date of such transaction or the record date on which stockholders of the COmpany entitled to participate in such transaction shall be determined, whichever comes first. Until the earlier to occur of such effective date or record date, the Optionee may exercise any vested portion of this Stock Option, but after such effective date or record date, as the case may be, the Optionee may not exercise this Stock Option unless it is assumed or substituted by the successor as provided above.

        7. Withholding Taxes. The Optionee shall, not later than the date as of
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which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state or local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. For purposes of this Section 7 "Fair Market Value" on any given date means the last reported sale price at which Common Stock is traded on such date or, if no Common Stock is traded on such date, the next preceding date on which Common Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Common Stock is traded or admitted to trading. The Optionee acknowledges and agrees that the Company or any subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

        8. Miscellaneous Provisions.
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                (a) Equitable Relief. The parties hereto agree and declare that
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legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

                (b) Change and Modifications. This Agreement may not be orally
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changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

                (c) Governing Law. This Agreement shall be governed by and
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construed in accordance with the laws of the State of Delaware.

                (d) Headings. The headings are intended only for convenience in
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finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

                (e) Saving Clause. If any provision(s) of this Agreement shall
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be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

                (f) Notices. All notices, requests, consents and other
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communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

                (g) Benefit and Binding Effect. This Agreement shall be binding
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upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

                (h) Counterparts. For the convenience of the parties and to
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facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                  [Remainder of Page Intentionally Left Blank]

      The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

                                        BORON, LePORE & ASSOCIATES, INC.

                                        By:       [SIGNATURE APPEARS HERE]
                                               --------------------------------
                                        Title:          COO,EVP
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                                   Address:  BORON, LePORE & ASSOCIATES, INC.
                                             Attention: President
                                             17-17 Route 208 North
                                             Fair Lawn, New Jersey 07410

                                             OPTIONEE:

                                                  [SIGNATURE APPEARS HERE]
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                                        Optionee's Address:

                                         1735 York Ave. #25C
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                                         New York, NY
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                                                     10128
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                                        DESIGNATED BENEFICIARY:

                                        /s/ Kathleen Long McIntyre
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                                        Beneficiary's Address:

                                          1735 York Ave. #25C
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                                          New York, NY
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                                                     10128
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                                  Appendix A

                         STOCK OPTION EXERCISE NOTICE


Boron, LePore & Associates, Inc.
Attention:  Chief Financial Officer
17-17 Route 208 North
Fair Lawn, New Jersey 07410

Dear Sirs:

      Pursuant to the terms of my stock option agreement dated _________ (the "Agreement") under the Boron, LePore & Associates, Inc. Amended and Restated 1996 Stock Option and Grant Plan, I, [Insert Name] _________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Option Shares] _______ Option Shares. I have chosen the following form(s) of payment:

      [_]   1. Cash
      [_]   2. Certified or Bank Check payable to Boron, LePore & Associates,
               Inc.
      [_]   3. Other (as described in the Agreement (please describe)) _______.


                                        Sincerely yours,


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                                        Please Print Name

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                                        Signature

                                      A-1